INVESTMENT ADVISOR:                            THE COMMUNITY REINVESTMENT
     CRAFund Advisors, Inc.                   ACT QUALIFIED INVESTMENT FUND
     1751 West Cypress Creek Road
     Fort Lauderdale, FL 33309          THE FUND'S  INVESTMENT  OBJECTIVE  IS TO
                                        PROVIDE FINANCIAL  INSTITUTIONS WITH (1)
ADMINISTRATOR:                          A HIGH LEVEL OF  CURRENT  INCOME AND (2)
     Declaration Service Company        INVESTMENTS  THAT  WILL BE  DEEMED TO BE
     555 North Lane, Suite 6160         QUALIFIED     UNDER    THE     COMMUNITY
     Conshohocken, PA 19428             REINVESTMENT ACT OF 1977.

LEGAL COUNSEL:
     Drinker Biddle & Reath LLP                        PROSPECTUS
     1345 Chestnut Street
     Philadelphia, PA 19107-3496                      June 8, 1999

INDEPENDENT AUDITORS:
     KPMG LLP                           THE SECURITIES  AND EXCHANGE  COMMISSION
     1600 Market Street                 HAS  NOT  APPROVED  OR  DISAPPROVED  THE
     Philadelphia, PA 19103             FUND'S  SECURITIES OR DETERMINED IF THIS
                                        PROSPECTUS  IS ACCURATE OR COMPLETE.  IT
CUSTODIAN:                              IS   A   CRIMINAL   OFFENSE   TO   STATE
     First Union National Bank          OTHERWISE.
     1339 Chestnut Street
     Philadelphia, PA 19101-7618

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                                TABLE OF CONTENTS
                                                                            PAGE

RISK/RETURN SUMMARY............................................................1
Investment Objective...........................................................1
Principal Investment Strategy..................................................1
Principal Risks................................................................1
Fees and Expenses..............................................................3
INVESTMENT OBJECTIVE AND POLICIES..............................................4
Investment Objective...........................................................4
Principal Investment Strategy..................................................4
Community Reinvestment Act of 1977.............................................4
Investment Policies............................................................6
FUND INVESTMENTS...............................................................7
RISK FACTORS...................................................................8
FEDERAL TAXES..................................................................9
PRICING OF FUND SHARES........................................................10
PURCHASING SHARES.............................................................10
Purchase Inquiries............................................................10
Exchange of Securities........................................................10
Purchases By Wire Transfer....................................................11
Purchases by Check............................................................11
REDEEMING SHARES..............................................................12
DIVIDENDS AND DISTRIBUTIONS...................................................13
INVESTMENT ADVISOR............................................................13
DISTRIBUTION PLAN.............................................................13

RISK/RETURN SUMMARY

INVESTMENT OBJECTIVE

The Fund's investment objective is to provide financial institutions with (1) a high level of current income and (2) investments that will be deemed to be qualified under the Community Reinvestment Act of 1977, as amended (the "CRA").

PRINCIPAL INVESTMENT STRATEGY

The Fund's principal investment strategy is to invest in mortgage-related and other debt securities that will cause shares of the Fund to be deemed to be qualified under the CRA, so that financial institutions that are subject to the CRA may receive investment test or similar credit under the CRA with respect to shares of the Fund held by them.

PRINCIPAL RISKS

There is no assurance that shares of the Fund will be deemed to be qualified investments under the CRA. The Fund's investment adviser, CRAFund Advisors, Inc. (the "Advisor"), believes that shares of the Fund will be deemed qualified investments under the CRA and will cause financial institutions to receive CRA credit with respect to shares of the Fund owned by them. This judgment is based on written responses that the Office of the Comptroller of the Currency (the "OCC") has provided to other pooled investment vehicles, and other interpretive pronouncements of the Federal Financial Institutions Examination Council. The Advisor believes that these responses and interpretations have established that interests in a pooled or commingled investment fund may be deemed qualified under the CRA if the fund holds underlying investments that would be so qualified. In light of these pronouncements and interpretations, an opinion of legal counsel has not been obtained as to whether shares of the Fund would be deemed to be qualified under the CRA. The Fund has requested the OCC to consider whether federal examiners of financial institutions may determine that financial institutions holding shares of the Fund will receive CRA investment test credit. There is no assurance that the Fund will receive a response from the OCC. The OCC has stated that it no longer intends to amplify existing interpretations of the CRA by responding to specific entities such as the Fund. The Fund believes that it is the first pooled investment vehicle to register under the Securities Act of 1933 and make a public offering of shares to financial institutions to provide them with CRA credit.

The Fund's goal of holding securities that will allow shares of the Fund to be deemed qualified under the CRA will cause the Advisor to take this factor into account in determining which securities the Fund will purchase and sell. Accordingly, portfolio decisions will not be exclusively based on the investment characteristics of the securities, which may or may not have an adverse effect on the Fund's investment performance. For example, the Fund may hold short-term investments that produce relatively low yields pending the selection of long-term investments believed to be CRA-qualified. In addition, the Fund may sell securities for CRA purposes at times when such sales may not be desirable for investment purposes. Such sales

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could occur, for example,  if a financial  institution redeems its shares of the
Fund, or if investments that have been designated to specific shareholders for CRA-qualifying purposes are ultimately determined not to be, or to have ceased to be, CRA-qualifying. See "INVESTMENT OBJECTIVE AND POLICIES - Community Reinvestment Act of 1977."

The Fund is new and begins its public offering with this Prospectus. The Advisor is also new, having been organized to provide investment advice to the Fund. Its associated personnel have substantial experience in fixed income and CRA-qualifying investments, but have no experience in managing a mutual fund.

All mutual funds are affected by changes in the economy and swings in investment markets. You could lose money if the Fund's investments fall in value.

The prices of fixed income debt securities tend to move in the opposite direction to interest rates. When rates are rising, the prices of debt securities tend to fall. When rates are falling, the prices of debt securities tend to rise.

The value of debt  securities  also  depends  on the  ability of issuers to make principal and interest payments. If an issuer cannot meet its payment obligations or if its credit rating is lowered, the value of its debt securities will fall. The ability of a state or local government issuer to make payments can be affected by many factors, including economic conditions, the flow of tax revenues and changes in the level of federal, state or local aid. Some municipal obligations are payable only from limited revenue sources or private entities.

Prepayments of principal on mortgage-backed securities may tend to increase due to refinancing of mortgages as interest rates decline. When this occurs, the Fund may lose a portion of its principal investment to the extent the Fund paid any premium for a security. In addition, the Fund's yield may be affected by reinvestment of prepayments at lower rates than the original investment.

The Fund is a non-diversified investment company. Compared to a diversified investment company, the Fund may invest a greater percentage of its assets in the securities of a particular issuer. A change in value of such securities will affect the value of the Fund's portfolio more than it would affect a diversified investment company.

                                       2
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FEES AND EXPENSES

This table describes the fees and expenses you may pay if you buy and hold shares of the Fund.

Shareholder Fees (fees paid directly from your investment)

     Maximum Sales Charge (Load) Imposed on Purchases                  NONE
     Maximum Deferred Sales Charge (Load)                              NONE
     Maximum Sales Charge (Load) Imposed on Reinvested Dividends       NONE
     Redemption Fee (as a percentage of amount redeemed)              1.00%
     Exchange Fee                                                      NONE

Annual Fund Operating Expenses (expenses that are deducted from Fund assets)

     Management Fees                                                  0.50%
     Distribution (12b-1) Fees                                        0.25%*
     Other Expenses**                                                 0.19%
     Total Annual Fund Operating Expenses                             0.94%

* If you hold your shares for a substantial period of time, distribution fees may total more than the economic equivalent of the maximum front-end sales charge currently allowed by the Conduct Rules of the National Association of Securities Dealers, Inc.

**   Based on estimated amounts for the current fiscal year.

Example: This example is intended to help you compare the costs of investing in the Fund with the costs of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

                  One Year*                 Three Years*
                  ---------                 ------------

                    $194                        $382

*    Includes the imposition of a 1% redemption fee.

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You would pay the  following  expenses  if you did not redeem your shares at the end of each period:

                  One Year*                 Three Years*
                  ---------                 ------------

                     $94                        $282

Actual annual returns may be greater or less than the annual 5% return assumed in the Example.

INVESTMENT OBJECTIVE AND POLICIES

INVESTMENT OBJECTIVE
--------------------

The Fund's investment objective is to provide financial institutions with (1) a high level of current income and (2) investments that will be deemed to be qualified under the CRA. The Fund's Board of Trustees may change the investment objective without shareholder approval.

PRINCIPAL INVESTMENT STRATEGY
-----------------------------

The Fund's principal investment strategy is to invest in mortgage-related and other debt securities that will cause shares of the Fund to be qualified under the CRA, so that financial institutions that are subject to the CRA may receive investment test or similar credit under the CRA with respect to shares of the Fund held by them. The Advisor believes that securities held by the Fund will provide returns that are competitive with those of similar securities that are not CRA-qualified.

COMMUNITY REINVESTMENT ACT OF 1977
----------------------------------

The CRA requires the federal bank regulatory agencies to encourage most banks and similar institutions that are insured by the Federal Deposit Insurance Corporation to help meet the credit needs of their local communities, including low and moderate income neighborhoods. Larger retail institutions receive an overall CRA rating based on their evaluated performance in three areas: lending, service and investments. For an institution with $250 million or more in assets or for an institution whose holding company has $1 billion or more in assets, the investment test comprises 25% of the overall CRA rating. While smaller banks are subject only to a lending test, they can use their qualified investments to enhance their overall rating. Banks that are designated as limited purpose or wholesale banks for CRA purposes can elect to be evaluated partially or totally on their qualified investment performance.

In most cases, qualified investments are required to be responsive to the credit and community development needs of a financial institution's assessment (geographical) area or a broader statewide or regional area that includes the institution's assessment area. For such a financial institution to receive CRA investment test credit with respect to the Fund's shares, the Fund must hold CRA-qualifying investments that relate to the financial institution's assessment (geographical) area. Institutions that have been designated by their regulators as "wholesale" or

"limited purpose" under the CRA may receive credit for qualified investments wholly outside of their assessment (geographical) area, provided they have otherwise adequately addressed their assessment area needs. Although each shareholder of the Fund will indirectly own an undivided interest in all the Fund's investments, the Fund will designate specific securities to specific shareholders for CRA-qualifying purposes.

Investments are not designated as CRA-qualifying at the time of issuance by any governmental agency. Accordingly, the Advisor must evaluate whether each potential investment may be CRA-qualifying with respect to a specific shareholder. The final determinations of whether securities are CRA-qualifying are made by the federal bank regulatory agencies during their periodic examinations of these institutions. There is no assurance that the agencies will concur with the Advisor's evaluation of securities as CRA-qualifying. Securities that are determined to qualify at the time of an examination may not qualify in subsequent examinations. If the Advisor became aware that a security acquired for CRA-qualifying purposes was not likely to produce CRA investment test credit, for example due to a change in circumstances pertaining to the security, ordinarily the Fund would sell that security and attempt to acquire a replacement security that the Advisor deemed to be CRA-qualifying.

In determining whether a particular investment is a qualified investment, the Advisor will consider whether the investment has as its primary purpose community development. The Advisor will consider whether such investment (1) provides affordable housing for low-or-moderate income individuals, (2) provides community services targeted to low-or-moderate income individuals, (3) funds activities that (a) finance businesses or farms that meet the size eligibility standards of the Small Business Administration's Development Company or Small Business Investment Company programs or have annual revenues of $1 million or less and (b) promote economic development, or (4) funds activities that revitalize or stabilize low-or-moderate income areas. An activity may be deemed to promote economic development if it supports permanent job creation, retention, and/or improvement for persons who are currently low-or-moderate income, or supports permanent job creation, retention, and/or improvement in low-or-moderate income areas targeted for redevelopment by federal, state, local or tribal governments. The Advisor maintains documentation, readily available to a financial institution or an examiner, supporting its judgment that a security would be a qualifying investment for CRA investment test credit purposes.

The Fund will require time after selling shares to acquire a significant volume of investments in particular geographic areas relevant to shareholders. The length of time will depend upon the depth of the market for CRA-qualified investments in the relevant areas. In some cases, the Advisor expects that CRA-qualified investments will be immediately available. In others, it may take weeks or months - in rare cases, as long as two or three years - to acquire a significant volume of CRA-qualified investments in a particular area. The Advisor believes that investments in the Fund during these time periods will be considered CRA-qualified provided the purpose of the Fund includes serving the investing institution's assessment area(s) and the Fund is likely to achieve a significant volume of investments in the region after a reasonable period of time. As the Fund continues to operate, it may dispose of securities that were acquired for CRA-qualifying purposes, in which case the Advisor will normally attempt to acquire a replacement security that would be CRA-qualifying.

INVESTMENT POLICIES
-------------------

Under normal circumstances, the Fund will invest primarily in securities which have a rating in the highest category assigned by a nationally recognized statistical rating organization ("Rating Agency"), for example, AAA by Standard & Poor's Ratings Group and/or Aaa by Moody's Investors Services, Inc., or which are deemed by the Advisor to be of comparable quality to securities so rated, or which are credit-enhanced by one or more entities with one of the above credit ratings.

The Fund may also invest up to 25% of its net assets in investment grade securities that are rated in the second or third highest rating categories assigned by a Rating Agency, or which are deemed by the Advisor to be of comparable quality to securities so rated, or which are credit-enhanced by one or more entities with one of the above credit ratings.

Under normal circumstances, the Fund will invest at least 90% of its net assets in CRA-qualifying securities. Such securities would include single-family, multi-family and economic development loan-backed securities. As a result, the Fund will invest primarily in securities issued by the Federal National Mortgage Association ("FNMA"), Federal Home Loan Mortgage Corporation ("FHLMC"), and Government National Mortgage Association ("GNMA").

The Fund may also invest in taxable municipal bonds whose primary purpose is community development.

The Fund may invest in certificates of deposit that are insured by the Federal Deposit Insurance Corporation ("FDIC") and are issued by financial institutions that are (1) certified as Community Development Financial Institutions, or (2) minority- or women-owned and primarily lend or facilitate lending in low- or moderate-income areas or to low- or moderate-income individuals to promote community development. The Fund may also invest in certain securities issued by the Small Business Administration.

The Fund may temporarily hold investments that are not part of its principal investment strategy to try to avoid losses during unfavorable market conditions or pending the acquisition of investments believed to be CRA-qualified. These investments may include cash (which will not earn any income), money market instruments, debt securities issued or guaranteed by the U.S. Government or its agencies and repurchase agreements. This strategy could prevent the Fund from achieving its investment objective and could reduce the Fund's return and affect its performance during a market upswing.

The Fund may sell securities that it has held for less than one year. When it does so, the Fund may realize short-term capital gains, which are taxed at higher rates than long-term capital gains.

FUND INVESTMENTS

GNMA securities and U.S. Treasury bills, notes and bonds are direct obligations of the U.S. Government and are backed by the full faith and credit of the U.S. Government. Accordingly, these securities carry minimal credit risk.

FNMA and FHLMC securities are issued by U.S. Government-sponsored enterprises. These securities are not backed by the full faith and credit of the U.S. Government, but generally enjoy a very high level of creditworthiness.

Taxable municipal bonds are rated as to their creditworthiness by various Rating Agencies. The Fund will invest only in these securities if they conform to the credit qualifications described above under "INVESTMENT OBJECTIVE AND POLICIES - Investment Policies."

The Fund may invest in mortgage-backed securities ("MBSs"), such as those issued by GNMA, FHLMC and FNMA, which generally pay monthly payments consisting of both interest and principal. The value of MBSs are based on the underlying pools of mortgages that serve as the asset base for the securities. The value of MBSs will be significantly influenced by changes in interest rates because mortgage backed pool valuations fluctuate with interest rate changes. Specifically, when interest rates decline, many borrowers refinance existing loans, resulting in principal prepayments which leads to early payment of the securities. Prepayment of an investment in MBSs can result in a loss to the Fund to the extent of any premium paid for MBSs. In addition, a decline in interest rates that leads to prepayment of MBSs may result in a reinvestment requirement at a time when the interest rate environment presents less attractive investment alternatives.

Certificates of deposit ("CDs") are promissory notes issued by banks and other financial institutions for fixed periods of time at fixed rates of interest. The Fund may invest in CDs issued by Community Development Financial Institutions or other eligible depositories. Early withdrawal of CDs may result in penalties being assessed against the holder of the CD.

The Fund may invest in repurchase agreements with broker-dealers, banks and other financial institutions, provided that the Fund's custodian always has possession of the securities serving as collateral for the repurchase agreements or has proper evidence of book entry receipt of said securities. In a repurchase agreement, the Fund purchases securities subject to the seller's simultaneous agreement to repurchase those securities from the Fund at a specified time (usually one day) and price. The repurchase price reflects an agreed-upon interest rate during the time of investment. All repurchase agreements entered into by the Fund must be collateralized by U.S. Government securities, the market values of which equal or exceed 102% of the principal amount of the Fund's investment. If an institution with whom the Fund has entered into a repurchase agreement enters insolvency proceedings, the resulting delay, if any, in the Fund's ability to liquidate the securities serving as collateral could cause the Fund some loss if the securities declined in value prior to liquidation. To minimize the risk of such loss, the Fund will enter into repurchase agreements only with institutions and dealers the Advisor considers creditworthy under guidelines approved by the Fund's Board of Trustees.

The Fund may also engage in reverse repurchase transactions in which the Fund sells its securities and simultaneously agrees to repurchase the securities at a specified time and price. Reverse repurchase transactions are considered to be borrowings by the Fund.

The Fund may purchase securities on a when-issued basis, and it may purchase or sell securities for delayed-delivery. These transactions occur when securities are purchased or sold by the Fund with payment and delivery taking place at some future date. The Fund may enter into such transactions when, in the Advisor's opinion, doing so may secure an advantageous yield and/or price to the Fund that might otherwise be unavailable. The Fund has not established any limit on the percentage of assets it may commit to such transactions, but the Fund will maintain a segregated account with its custodian consisting of cash, cash equivalents, U.S. Government securities or other high-grade liquid debt securities in an amount equal to the aggregate fair market value of its commitments to such transactions. A risk of investing in this manner is that the yield or price obtained in a transaction may be less favorable than the yield or price available in the market when the security delivery takes place.

For  further   information   concerning  the  Fund's  investment   policies  and
restrictions, see "Investment Policies and Restrictions" in the Fund's Statement of Additional Information.

RISK FACTORS

The following information supplements the information set forth in "RISK/RETURN SUMMARY - Principal Risks" and "FUND INVESTMENTS" above.

Your investment in the Fund is not a deposit or obligation of, or insured or guaranteed by, any entity or person, including the U.S. Government and the FDIC. The Fund may be particularly appropriate for banks and other financial institutions that are subject to the CRA. The value of the Fund's investments will vary from day-to-day, reflecting changes in market conditions, interest rates and other political and economic factors. There is no assurance that the Fund can achieve its investment objective, since all investments are inherently subject to market risk. There also can be no assurance that the Fund's investments will receive investment test credit under the CRA with respect to the Fund's shares.

Changes in laws, regulations or the interpretation of laws and regulations could pose risks to the successful realization of the Fund's investment objectives. It is not known what changes, if any, will be made to the CRA over the life of the Fund. CRA regulations play an important part in influencing the readiness and capacities of financial institutions to originate CRA-qualifying securities. Changes in the CRA might impact upon Fund operations and might pose a risk to the successful realization of the Fund's investment objectives.

Many investments purchased by the Fund will have one or more forms of credit enhancement. An investor in a credit enhanced debt instrument typically relies upon the credit rating of the credit enhancer to evaluate an issue's credit quality and appropriate pricing level. There can be no assurance that the credit rating of a public or private entity used as a credit enhancer on a

Fund investment will remain unchanged over the period of the Fund's ownership of that investment.

As with other mutual funds, financial and business organizations and individuals around the world, the Fund could be adversely affected if the computer systems used by the Advisor and the Fund's other service providers don't properly process and calculate date-related information and data from and after January 1, 2000. This is commonly known as the "Year 2000" or "Y2K" problem. The Advisor is taking steps to address the Y2K problem with respect to the computer systems that it uses and to obtain assurances that comparable steps are being taken by the Fund's other major service providers. At this time, however, there can be no assurance that these steps will be sufficient to avoid any adverse impact on the Fund. The Advisor will also consider the Y2K problem in evaluating securities that the Fund holds or may acquire.

FEDERAL TAXES

The Fund intends to qualify each year as a regulated investment company under applicable federal tax provisions. In any fiscal year in which the Fund qualifies as a regulated investment company and distributes to shareholders all of its net investment income and net capital gains, the Fund generally will not have to pay any federal tax.

Generally, all ordinary and capital gains distributions to you will be taxable whether they are reinvested or received in cash, unless you are exempt from taxation or entitled to a tax deferral. Early each calendar year, you will be notified as to the amount and federal tax status of all distributions paid to you from the prior year. Such distributions may also be subject to state or local taxes.

The Fund's investment strategies will generally cause its annual distributions to consist primarily of ordinary income. You will generally not be eligible for any dividends received deduction with respect to Fund distributions.

You may recognize gain or loss on redemptions of Fund shares based on the difference between your redemption proceeds and your basis in the shares. Certain restrictions on loss recognition may apply, however, such as the "wash sale" limitation, which disallows a loss on a sale of stock or securities if substantially identical stock or securities are purchased within 30 days before or after the sale.

You should note that if you purchase Fund shares just prior to a capital gain distribution, the purchase price will reflect the amount of the upcoming distribution, but you will be taxable on the entire amount of the distribution received, even though, as an economic matter, the distribution simply constitutes a return of capital. This is known as "buying into a dividend."

This is a brief summary of the tax laws that affect your investment in the Fund. Please see the section entitled "Tax Information" in the Statement of Additional Information for more information, and consult with your own tax advisor, since every investor's tax situation is unique.

PRICING OF FUND SHARES

The price of the Fund's shares is based on the Fund's net asset value (NAV). The NAV per share is determined as of the close of trading (normally 4:00 p.m. Eastern Time) every day the New York Stock Exchange is open for trading. The Fund will not price its shares on national holidays or other days when the New York Stock Exchange is closed for trading. NAV per share is calculated by dividing the total value of the Fund's assets after subtracting liabilities by the number of shares outstanding. The Fund's portfolio securities are valued at market value based on dealer bid quotations. Securities for which quotations are not available and any other assets are valued at fair value as determined in good faith by the Advisor, subject to the review and supervision of the Fund's Board of Trustees.

PURCHASING SHARES

Shares of the Fund are sold at the NAV per share next determined after receipt of a purchase order by the Fund. See "Purchases By Wire Transfer" and "Purchases By Check" below. The minimum initial investment is $250,000. There is no minimum requirement for subsequent purchases. Shares are sold without any front-end sales charge, which means that the full amount of your purchase price will be invested in Fund shares. The Fund imposes no deferred sales charges; however, the Fund will charge a 1% fee for redemptions of shares. See "REDEEMING SHARES" below.

PURCHASE INQUIRIES.  If you are considering  investing in the Fund, contact Neil
M. Solomon at the Fund's distributor, SunCoast Capital Group, Ltd. ("SunCoast"), toll-free at 1-800-733-5933. Mr. Solomon will provide information concerning your investment options and can provide all materials and procedures required to open an account. New accounts can be opened through an exchange of securities, by wire transfer, or by check purchase. These options also are available to existing shareholders and are discussed further below.

EXCHANGE OF SECURITIES. The Fund may issue its shares in exchange for securities owned by an investor. The Fund will issue its shares only in exchange for securities that the Advisor believes are CRA-qualified and that the Fund intends to hold. To determine the number of Fund shares that will be issued in the exchange, the investor's securities will be valued at the mean between their bid and asked quotations, which differs from the method used for valuing the Fund's portfolio securities. See "PRICING OF FUND SHARES" above. This method of valuing exchanged securities benefits both existing shareholders and the investor exchanging the securities ("Purchaser"). The Purchaser will receive a greater number of Fund shares by exchanging securities at the mean between the bid price and asked price than it would if it liquidated the securities at the lower bid price and then purchased Fund shares with the cash proceeds. This benefit may provide the Purchaser with an incentive to go through the additional procedures associated with an exchange. On the other hand, if the Fund purchased the same type of securities with cash, it would pay the higher asked price. In either case, the Fund must value the securities for purposes of determining the NAV per share in accordance with its valuation policies. See "PRICING OF FUND SHARES" above. Thus, the Purchaser benefits by receiving a greater number of Fund shares while the existing shareholders benefit from the Fund's acquisition of securities at a lower price than it would otherwise pay. In addition, both the Purchaser and the Fund avoid incurring any brokerage transaction costs.

To discuss arrangements for purchasing Fund shares in exchange for your securities, contact Neil M. Solomon at SunCoast toll-free at 1-800-733-5933.

PURCHASES BY WIRE TRANSFER. You may purchase shares by making a wire transfer of federal funds to Declaration Service Company, the Fund's servicing agent. You must include the full name in which your account is registered and the Fund account number, and should address the wire transfer as follows:

     First Union National Bank
     ABA # 031201467
     For Account of The Community Reinvestment Act Qualified Investment Fund Acct. # 2000003245873
     For further credit (Your Name)
     Acct. # (Your Acct. No.)

Before making an initial  investment by wire transfer,  you must first call Neil
M. Solomon at SunCoast at 1-800-733-5933 to request an account number and furnish the Fund with your taxpayer identification number. In addition, you must promptly forward a completed new account application with signature(s) of authorized officer(s) and appropriate corporate resolutions or other evidence of authority to: Neil M. Solomon, SunCoast Capital Group, Ltd., 1751 West Cypress Creek Road, Fort Lauderdale, FL 33309. The Fund will not be responsible for the consequence of delays in the wire transfer system. See "Purchase Inquiries" above.

PURCHASES BY CHECK. You can purchase shares by sending a check to The Community Reinvestment Act Qualified Investment Fund, c/o SunCoast Capital Group, Ltd., 1751 West Cypress Creek Road, Fort Lauderdale, FL 33309, Attention: Neil M. Solomon, including the name in which the account is registered and the account number. Initial share purchases must be accompanied by a completed new account application with signature(s) of authorized officer(s) and appropriate corporate resolutions or other evidence of authority. See "Purchase Inquiries" above. Checks are accepted subject to collection. If shares are purchased by check and redeemed within seven business days of purchase, the Fund may hold redemption proceeds until the purchase check has cleared, a period of up to fifteen days.

You will receive a statement showing the number of shares purchased, the net asset value at which your shares were purchased, and the new balance of Fund shares owned each time you purchase shares of the Fund. The Fund does not issue share certificates. All full and fractional shares will be carried on the books of the Fund.

All applications to purchase shares of the Fund are subject to acceptance by authorized officers of the Fund and are not binding until accepted. The Fund reserves the right to reject purchase orders.

REDEEMING SHARES

You may redeem your shares in the Fund at any time and for any reason. Upon receipt by the Fund of a redemption request and any other required documents in proper form, your shares of the Fund will be redeemed at their next determined NAV, less a redemption fee equal to 1% of the NAV of the redeemed shares. The redemption fee is not a sales charge. It is retained by the Fund and is not paid to the Advisor or the Fund's distributor. The purpose of the redemption fee is to allocate transaction costs associated with redemptions to investors making those redemptions, thus protecting shareholders who hold their shares for longer periods. These costs include, among others, those additional expenses that may be incurred in selling CRA-qualified securities related specifically to the redeeming shareholder's geographical area.

Redemption requests must be in writing and sent to The Community Reinvestment Act Qualified Investment Fund, c/o SunCoast Capital Group, Ltd., 1751 West Cypress Creek Road, Fort Lauderdale, FL 33309, Attention: Neil M. Solomon. To be in proper form, your redemption request must:

     o Specify the number of shares or dollar amount to be redeemed, if less than all shares are to be redeemed; and

     o Be signed by the authorized representative(s) exactly as their names appear on the account.

The Fund will not process a redemption request unless it has received a completed new account application and other documentation described in "PURCHASING SHARES - Purchases by Wire Transfer" and "PURCHASING SHARES Purchases by Check" above. Further documentation may be requested to evidence the authority of the person or entity making the redemption request.

When you redeem your shares, they may be worth more or less than you paid for them, depending upon the value of the Fund's portfolio securities at the time of redemption.

Payment for shares redeemed is made within seven days after receipt by the Fund of a request for redemption in proper form. The Fund will normally pay redemption proceeds in cash but reserves the right to deliver securities owned by the Fund instead of cash. The Fund reserves the right to suspend or postpone redemptions during any period when (a) trading on any of the major U.S. stock exchanges is restricted, as determined by the Securities and Exchange Commission ("SEC"), or that the major exchanges are closed for other than customary weekend and holiday closings, (b) the SEC has by order permitted such suspension, or (c) an emergency, as determined by the SEC, exists making disposal of portfolio securities or valuation of net assets of the Fund not reasonably practicable. The Fund may redeem all shares held by a shareholder whose account value is less than the minimum initial investment as a result of redemptions.

DIVIDENDS AND DISTRIBUTIONS

The Fund intends to pay dividends from net investment income and distribute any net capital gains at least annually, usually in December. Dividends and distributions are reinvested in additional shares unless you indicate in the account application or otherwise in writing that you want to have dividends and distributions paid in cash.

INVESTMENT ADVISOR

CRAFund Advisors, Inc. is a registered investment adviser founded in November 1998, with headquarters at 1751 West Cypress Creek Road, Fort Lauderdale, Florida 33309.

The Advisor was organized to provide investment advice to the Fund. It currently has no other clients. Its personnel, except Kenneth H. Thomas, Ph.D., are employees of the Fund's distributor or SunCoast Capital Group, Inc., which is the principal stockholder of the Fund's distributor. Todd J. Cohen, Peter Cooper and David A. Zwick collectively own all of the outstanding stock of SunCoast Capital Group, Inc. and 75% of the outstanding stock of the Advisor. The Fund's distributor may act as broker for the Fund and will receive payments pursuant to the Fund's distribution plan. See "DISTRIBUTION PLAN" below.

Todd J. Cohen is the Fund's portfolio manager and will choose the securities to purchase for the Fund. Mr. Cohen is President of SunCoast. He oversees SunCoast's fixed income securities trading operations. Although Mr. Cohen has substantial experience in trading fixed income securities, managing a mutual fund is a new position for him.

In managing the Fund's investment portfolio, Mr. Cohen will consult with Kenneth
H. Thomas, Ph.D. Dr. Thomas is President of K. H. Thomas Associates, a sole proprietorship engaged in consulting with financial institutions. Dr. Thomas has counseled many banks and thrifts regarding their CRA compliance, and has authored two books on the subject. Dr. Thomas is also a Lecturer in Finance at the Wharton School of Business of the University of Pennsylvania.

Under the terms of an investment advisory agreement, the Advisor, subject to the supervision of the Fund's Board of Trustees, will manage the investment operations of the Fund in accordance with the Fund's investment policies. The Fund will pay to the Advisor monthly a fee equal to an annual rate of 0.50% of the Fund's average daily net assets.

DISTRIBUTION PLAN

The Fund has adopted a distribution plan pursuant to Rule 12b-1 under the Investment Company Act of 1940, as amended. The distribution plan allows the Fund to pay fees for the sale and distribution of its shares. Because they are paid from Fund assets on an on-going basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges. Under the distribution plan, the Fund will pay SunCoast up to 0.25% per year of the Fund's average daily net assets for activities primarily intended to result in sales of the Fund's shares.

WHERE TO FIND MORE INFORMATION

You will find more information about the Fund in the following documents:

Annual and semi-annual reports
The Fund will prepare annual and semi-annual reports to shareholders. Such reports will contain more information about the Fund and a discussion about the market conditions and investment strategies that had a significant effect on the Fund's performance during the last fiscal year.

Statement of Additional Information (SAI)
The SAI contains detailed information about the Fund and its policies. By law, it is incorporated by reference into (considered to be part of) this prospectus.

You can get a free copy of these documents, request other information about the Fund and make shareholder inquiries by calling Neil M. Solomon at the Fund toll-free at 1-800-733-5933 or writing to:

The Community Reinvestment Act Qualified Investment Fund
c/o SunCoast Capital Group, Ltd.
1751 West Cypress Creek Road
Fort Lauderdale, FL  33309
Attention: Neil M. Solomon

or on the Internet at www.CRAFUND.com

You can write to the SEC Public Reference Section and ask them to mail you information about the Fund, including the SAI. The SEC will charge you a duplicating fee for this service. You can also visit the Public Reference Room to review and copy the documents. For information about the operation of the Public Reference Room, call the SEC.

Public Reference Section of the SEC
Washington, DC  20549-6009
1-800-SEC-0330

Reports and other information about the Fund are also available on the SEC's website at www.sec.gov.

The Fund's Investment Company Act File No. is 811-09221.